                                                                  EXECUTION COPY

                           GENERAL CONTINUING GUARANTY

         This GENERAL CONTINUING GUARANTY (this "Guaranty"), dated as of June 2,
2005, is executed and delivered by those Guarantors listed on the signature pages hereof and those additional entities that hereafter become parties hereto by executing the form of joinder attached hereto as Exhibit A (each, individually, a "Guarantor" and, individually and collectively, jointly and severally, the "Guarantors"), in favor of CANYON CAPITAL ADVISORS LLC, a
Delaware limited liability company, in its capacity as agent for the Lenders referred to below (together with its successors and assigns, the "Agent"):

         WHEREAS, Hawaiian Holdings, Inc., a Delaware corporation, Hawaiian
Airlines, Inc., a Delaware corporation ("Borrower"), and the below defined
Lenders and Agent are parties to that certain Credit Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time, including all schedules thereto, the "Credit Agreement");

         WHEREAS, each Guarantor is an Affiliate of Borrower and, as such, will benefit by virtue of the financial accommodations extended to Borrower by the below defined Lender Group; and

         WHEREAS, in order to induce the Lender Group to enter into the Credit
Agreement and the other Loan Documents and to extend the financial accommodations to Borrower pursuant to the Credit Agreement, and in consideration thereof, and in consideration of any loans or other financial accommodations heretofore or hereafter extended by the Lender Group to Borrower, whether pursuant to the Credit Agreement or otherwise, each Guarantor has agreed to guaranty the Guarantied Obligations.

         NOW, THEREFORE, in consideration of the foregoing, each Guarantor hereby agrees as follows:

     1.   DEFINITIONS AND CONSTRUCTION.

         (a) Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
The following terms, as used in this Guaranty, shall have the following meanings:

         "Agent" has the meaning set forth in the preamble to this Guaranty.

         "Borrower" has the meaning set forth in the recitals to this Guaranty.

         "Credit Agreement" has the meaning set forth in the recitals to this
Guaranty.

         "Guarantied Obligations" means all of the "Obligations", as defined in the Credit Agreement.

         "Guarantor" and "Guarantors" have the meanings set forth in the preamble to this Guaranty.

         "Guaranty" has the meaning set forth in the preamble to this Guaranty.

         "Lenders" means, individually and collectively, each of the lenders identified on the signature pages to the Credit Agreement, and shall include any other Person made a party to the Credit Agreement in accordance with the provisions of Section 13.1 thereof (together with their respective successors and assigns).

                                      -1-

         "Lender Group" means, individually and collectively, each of the
Lenders and Agent.

         "Voidable Transfer" has the meaning set forth in Section 9 of this
Guaranty.

         (b) Construction. Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms "includes" and "including" are not limiting, and the term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein,"
"hereby," "hereunder," and similar terms in this Guaranty refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Section, subsection, clause, schedule, and exhibit references herein are to this Guaranty unless otherwise specified. Any reference in this Guaranty to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein).
Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed against the Lender Group or the Guarantors, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto. Any reference herein to the satisfaction or payment in full of the Guarantied Obligations shall mean the payment in full in cash (or cash collateralization in accordance with the terms of the Credit Agreement) of all Guarantied Obligations other than unasserted contingent indemnification
Guarantied Obligations and the full and final termination of any commitment to extend any financial accommodations under the Credit Agreement and any other
Loan Document. Any reference herein to any Person shall be construed to include such Person's successors and assigns. Any requirement of a writing contained herein or any other Loan Document shall be satisfied by the transmission of a
Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

     2. GUARANTIED OBLIGATIONS. Each Guarantor hereby irrevocably and unconditionally guaranties to Agent, for the benefit of the Lender Group, as and for its own debt, until final payment in full thereof has been made, (a) the payment of the Guarantied Obligations, when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise; it being the intent of each Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection; and (b) the punctual and faithful performance, keeping, observance, and fulfillment by Borrower of all of the agreements, conditions, covenants, and obligations of Borrower contained in the Credit Agreement and under each of the other Loan Documents.

     3. CONTINUING GUARANTY. This Guaranty includes Guarantied Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guarantied Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guarantied Obligations after prior
Guarantied Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, each Guarantor hereby waives any right to revoke this
Guaranty as to future Obligations. If such a revocation is effective notwithstanding the foregoing waiver, each Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Agent, (b) no such revocation shall apply to any Guarantied
Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any
Guarantied Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Agent in existence on the date of such revocation, (d) no payment by any Guarantor, Borrower, or from any other

                                      -2-

source, prior to the date of such revocation shall reduce the maximum obligation of any Guarantor hereunder, and (e) any payment by Borrower or from any source other than a Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guarantied Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligation of any Guarantor hereunder.

     4. PERFORMANCE UNDER THIS GUARANTY. In the event that Borrower fails to make any payment of any Guarantied Obligations, on or prior to the date such payment is due and payable after expiration of any applicable grace period thereof, or if Borrower shall fail to perform, keep, observe, or fulfill any other obligation referred to in clause (b) of Section 2 of this Guaranty in the manner provided in the Credit Agreement or any other Loan Document after the expiration of any applicable grace or cure period, each Guarantor immediately shall cause, as applicable, such payment to be made or such obligation to be performed, kept, observed, or fulfilled; provided, however that no Guarantor shall be required to perform, keep, observe, or fulfill any other obligation referred to in clause (b) of Section 2 of this Guaranty if prohibited by law.

     5. PRIMARY OBLIGATIONS. This Guaranty is a primary and original obligation of each Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect until the Guarantied Obligations have been paid in full in cash in accordance with the provisions of the Credit
Agreement. Each Guarantor hereby agrees that it is directly, jointly and severally with any other guarantor of the Guarantied Obligations, if any, liable to Agent, for the benefit of the Lender Group that the obligations of each
Guarantor hereunder are independent of the obligations of Borrower or any other guarantor, and that a separate action may be brought against each Guarantor, whether such action is brought against Borrower or any other guarantor or whether Borrower or any other guarantor is joined in such action. Each Guarantor hereby agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by any member of the Lender Group of whatever remedies they may have against Borrower or any other guarantor, or the enforcement of any lien or realization upon any security by any member of the
Lender Group. Each Guarantor hereby agrees that any release which may be given by Agent to Borrower or any other guarantor shall not release any Guarantor.
Each Guarantor consents and agrees that no member of the Lender Group shall be under any obligation to marshal any property or assets of Borrower or any other guarantor in favor of such Guarantor, or against or in payment of any or all of the Guarantied Obligations.

     6. WAIVERS.

         (a) To the fullest extent permitted by applicable law, each Guarantor hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Credit Agreement, or the creation or existence of any Guarantied Obligations; (iii) notice of the amount of the Guarantied Obligations, subject, however, to such Guarantor's right to make inquiry of Agent to ascertain the amount of the Guarantied
Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of Borrower or of any other fact that might increase any
Guarantor's risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Loan Documents; (vi)
notice of any Default or Event of Default under the Credit Agreement; and (vii)
all other notices and demands to which such Guarantor might otherwise be entitled, except if such notice or demand is specifically required to be given to such Guarantor under this Guaranty or any other Loan Documents to which such
Guarantor is a party.

         (b) To the fullest extent permitted by applicable law, each Guarantor hereby waives the right by statute or otherwise to require any member of the
Lender Group to institute suit against Borrower or to exhaust any rights and remedies which any member of the Lender Group has or may have

                                      -3-

against Borrower. In this regard, each Guarantor agrees that it is bound to the payment of each and all Guarantied Obligations, whether now existing or hereafter arising, as fully as if the Guarantied Obligations were directly owing to Agent or the Lender Group, as applicable, by such Guarantor. Each Guarantor further waives any defense arising by reason of any disability or other defense
(other than the defense that the Guarantied Obligations shall have been performed and paid in full, to the extent of any such payment) of Borrower or by reason of the cessation from any cause whatsoever of the liability of Borrower in respect thereof.

         (c) To the fullest extent permitted by applicable law, each Guarantor hereby waives: (i) any right to assert against any member of the Lender Group any defense (legal or equitable), set-off, counterclaim, or claim which such
Guarantor may now or at any time hereafter have against Borrower or any other party liable to any member of the Lender Group; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guarantied Obligations or any security therefor; (iii) any right or defense arising by reason of any claim or defense based upon an election of remedies by any member of the Lender Group; and (iv) the benefit of any statute of limitations affecting such Guarantor's liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guarantied Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Guarantor's liability hereunder.

         (d) Until such time as all of the Guarantied Obligations have been paid in full: (i) each Guarantor hereby waives and postpones any right of subrogation such Guarantor has or may have as against Borrower with respect to the
Guarantied Obligations; (ii) each Guarantor hereby waives and postpones any right to proceed against Borrower or any other Person, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims (irrespective of whether direct or indirect, liquidated or contingent), with respect to the Guarantied Obligations; and (iii) each Guarantor also hereby waives and postpones any right to proceed or to seek recourse against or with respect to any property or asset of Borrower.

     7. RELEASES. Each Guarantor consents and agrees that, without notice to or by such Guarantor and without affecting or impairing the obligations of any
Guarantor hereunder, any member of the Lender Group may, by action or inaction, compromise or settle, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the terms and provisions of the Credit Agreement or any other Loan
Document or may grant other indulgences to the Borrower in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Credit Agreement or any other Loan Document, or may, by action or inaction, release or substitute any other guarantor, if any, of the Guarantied
Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guarantied Obligations or any other guaranty of the
Guarantied Obligations, or any portion thereof.

     8. NO ELECTION. The Agent, on behalf of the Lender Group shall have the right to seek recourse against each Guarantor to the fullest extent provided for herein and no election by Agent, on behalf of any member of the Lender Group, to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Agent's, on behalf of the Lender Group, right to proceed in any other form of action or proceeding or against other parties unless Agent, on behalf of the Lender Group, has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Agent, on behalf of the Lender Group, under any document or instrument evidencing the Guarantied Obligations shall serve to diminish the liability of any Guarantor under this Guaranty except to the extent that the Lender finally and unconditionally shall have realized payment in full of the Guarantied Obligations by such action or proceeding.

                                      -4-

     9. REVIVAL AND REINSTATEMENT. If the incurrence or payment of the
Guarantied Obligations or the obligations of any Guarantor under this Guaranty by any Guarantor or the transfer by any Guarantor to Agent of any property of such Guarantor should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (collectively, a "Voidable Transfer"), and if the Lender Group is
required to repay or restore, in whole or in part, any such Voidable Transfer, or elects to do so upon the reasonable advice of its counsel, then, as to any such Voidable Transfer, or the amount thereof that the Lender Group is required or elects to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of the Lender Group related thereto, the liability of such
Guarantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made.

     10. FINANCIAL CONDITION OF BORROWER. Each Guarantor represents and warrants to the Lender Groupthat it is currently informed of the financial condition of
Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guarantied Obligations. Each
Guarantor further represents and warrants to the Lender Groupthat it has read and understands the terms and conditions of the Credit Agreement and each other
Loan Document. Each Guarantor hereby covenants that it will continue to keep itself informed of Borrower's financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guarantied Obligations.

     11. PAYMENTS; APPLICATION. All payments to be made hereunder by any
Guarantor shall be made in Dollars, in immediately available funds, and without deduction (whether for taxes or otherwise) or offset and shall be applied to the
Guarantied Obligations in accordance with the terms of the Credit Agreement.

     12. ATTORNEYS FEES AND COSTS. Each Guarantor agrees to pay, on demand, all reasonable attorneys fees and all other reasonable costs and expenses which may be incurred by Agent or the Lender Group in connection with the enforcement of this Guaranty or in any way arising out of, or consequential to, the protection, assertion, or enforcement of the Guarantied Obligations (or any security therefor), irrespective of whether suit is brought.

     13. NOTICES. All notices and other communications hereunder to Agent shall be in writing and shall be mailed, sent, or delivered in accordance with Section
11 of the Credit Agreement. All notices and other communications hereunder to any Guarantor shall be in writing and shall be mailed, sent, or delivered in care of Borrower in accordance with Section 11 of the Credit Agreement.

     14. CUMULATIVE REMEDIES. No remedy under this Guaranty, under the Credit
Agreement, or any other Loan Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guaranty, under the Credit Agreement, or any other Loan Document, and those provided by law. No delay or omission by the
Lender Group or Agent on behalf thereof to exercise any right under this
Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of the Lender Group or Agent on behalf thereof to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this
Guaranty preclude any other or further exercise thereof or the exercise of any other right.

                                      -5-

     15. SEVERABILITY OF PROVISIONS. Each provision of this Guaranty shall be severable from every other provision of this Guaranty for the purpose of determining the legal enforceability of any specific provision.

     16. ENTIRE AGREEMENT; AMENDMENTS. This Guaranty constitutes the entire agreement between each Guarantor and the Lender Group pertaining to the subject matter contained herein. Except for modifications made pursuant to the execution and delivery of a joinder and supplement in accordance with Section 22(a)
hereof, this Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by each Guarantor and Agent, on behalf of the Lender
Group. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

     17. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon each
Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Lender Group; provided, however, except in connection with a Permitted Merger, no Guarantor shall assign this Guaranty or delegate any of its duties hereunder without Agent's prior written consent and any unconsented to assignment shall be absolutely void. In the event of any assignment or other transfer of rights by the Lender Group, the rights and benefits herein conferred upon the Lender Group shall automatically extend to and be vested in such assignee or other transferee.

     18. NO THIRD PARTY BENEFICIARY. This Guaranty is solely for the benefit of each member of the Lender Group and each of its successors and assigns and may not be relied on by any other Person.

     19. CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

         THE VALIDITY OF THIS GUARANTY, THE CONSTRUCTION, INTERPRETATION, AND
ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL
MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED
BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION
WITH THIS GUARANTY SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE
EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF NEW
YORK, STATE OF NEW YORK, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT
AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT'S OPTION, IN
THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE
SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GUARANTOR AND EACH MEMBER
OF THE LENDER GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY
RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT
TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION
19.

         EACH GUARANTOR AND EACH MEMBER OF THE LENDER GROUP HEREBY WAIVE THEIR
RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR
ARISING OUT OF THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN,
INCLUDING CONTRACT CLAIMS,

                                      -6-

TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY
CLAIMS. EACH GUARANTOR AND EACH MEMBER OF THE LENDER GROUP REPRESENT THAT EACH
HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY
TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF
LITIGATION, A COPY OF THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL
BY THE COURT.

     20. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Guaranty may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same
Guaranty. Delivery of an executed counterpart of this Guaranty by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Guaranty. Any party delivering an executed counterpart of this Guaranty by telefacsimile also shall deliver an original executed counterpart of this
Guaranty but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Guaranty.

     22. NEW SUBSIDIARIES.

         (a) JOINDER. Any Subsidiary (whether by acquisition or creation) of
Parent that is required pursuant to Section 5.16 of the Credit Agreement to execute a joinder to this Guaranty shall execute and deliver to Agent a joinder to this Guaranty, substantially in the form of Exhibit A (Joinder) attached hereto. Upon the execution and delivery of such a joinder by any such
Subsidiary, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any document adding an additional Guarantor as a party to this
Guaranty shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor hereunder.

         (b) AGREEMENT TO BE BOUND. Each Guarantor hereby agrees to be bound by each and all of the terms and provisions of the Credit Agreement applicable to such Guarantor. Without limiting the generality of the foregoing, by its execution and delivery of this Guaranty, each Guarantor hereby: (a) makes to the
Lender Group each of the representations and warranties set forth in the Credit
Agreement applicable to such Guarantor fully as though such Guarantor were a party thereto, and such representations and warranties are incorporated herein by this reference, mutatis mutandis; and (b) agrees and covenants (i) to do each of the things set forth in the Credit Agreement that Borrower agrees and covenants to cause its Subsidiaries to do, and (ii) to not do each of the things set forth in the Credit Agreement that Borrower agrees and covenants to cause its Subsidiaries not to do, in each case, fully as though such Guarantor was a party thereto, and such agreements and covenants are incorporated herein by this reference, mutatis mutandis.

                           [Signature page to follow]

                                      -7-

         IN WITNESS WHEREOF, the undersigned has executed and delivered this
Guaranty as of the date first written above.

                                        HAWAIIAN HOLDINGS, INC.,
                                        a Delaware corporation

                                        By:    /s/ Randall L. Jenson
                                        Title: Chief Financial Officer,
                                               Treasurer & Secretary

                      [SIGNATURE PAGE TO GUARANTY - TERM B]

                                    EXHIBIT A

                            FORM OF JOINDER AGREEMENT

                            as of
                                  -------------------

CANYON CAPITAL ADVISORS LLC
as Agent under the below defined Credit Agreement
9665 Wilshire Boulevard, Suite 200
Beverly Hills, California 90212

Attn: Jack Hersch

         Re: Hawaiian Airlines, Inc.

Ladies and Gentlemen:

         Reference hereby is made to: (i) that certain Credit Agreement, dated as of June __, 2005 (as from time to time amended, modified, supplemented, renewed, extended, or restated, the "Credit Agreement"), among, on the one hand,
HAWAIIAN HOLDINGS, INC., a Delaware corporation ("Parent"), HAWAIIAN AIRLINES,
INC., a Delaware corporation ("Borrower"); and, on the other hand, the lenders identified on the signature pages thereof (together with their respective successors and permitted assigns, each individually a "Lender" and collectively, the "Lenders"), and CANYON CAPITAL ADVISORS LLC, a Delaware limited liability company, in its capacity as agent for the Lenders (together with its successor and assigns,"Agent"); and (ii) that certain General Continuing Guaranty, dated as of June __, 2005 (as from time to time amended, modified, supplemented, renewed, extended, or restated, the "Guaranty"), by Parent and the other
Guarantors identified on the signature pages thereof in favor of Agent.

         This Joinder Agreement is executed and delivered by
___________________, a ___________________ ("New Guarantor") in favor of Agent.
Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

         1. Joinder. New Guarantor hereby joins in and agrees to be bound by each and every provision of the Guaranty, and each other Loan Document to which a "Guarantor" under the Credit Agreement is party, mutatis mutandis, and, in doing so, becomes a "Guarantor" under the Credit Agreement and the Guaranty.

         2. Without limiting the generality of the foregoing, New Guarantor hereby irrevocably and unconditionally guaranties to Agent, for the benefit of the Lender Group, as and for its own debt, until final payment in full thereof has been made, (a) the payment of the Guarantied Obligations, when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise; it being the intent of
New Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection; and (b) the punctual and faithful performance, keeping, observance, and fulfillment by Borrower of all of the agreements, conditions, covenants, and obligations of Borrower contained in the Credit
Agreement and under each of the other Loan Documents.

         3. Representations and Warranties. New Guarantor hereby represents and warrants to Agent and each Lender that: (a) the execution, delivery, and performance of this Joinder Agreement and any other

Loan Document to which it is a party has been duly authorized by all necessary action on the part of such New Guarantor, and does not and will not (i) violate any provision of federal, state, or local law or regulation, its Governing
Documents, or any order, judgment, or decree of any court or other Governmental
Authority binding on it, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any of material contractual obligation or material lease of New Guarantor, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of New Guarantor or any other loan party, other than Permitted Liens, or (iv) require any approval of the holders of its capital
Stock (or equivalent) or any approval or consent of any Person under any material contractual obligation of New Guarantor, other than those already obtained prior to the effective date hereof; (b) this Joinder Agreement and any and all other Loan Documents to which it is made a party hereunder constitute its legal, valid, and binding obligations, enforceable against it in accordance with their respective terms; (c) the chief executive office of New Guarantor is set forth on Schedule 4.7(b) to the Credit Agreement; and (d) each other representation and warranty set forth in any Loan Document and applicable to New
Guarantor is and will be true and correct as of the date hereof.

         4. Binding Effect. This Joinder Agreement is binding upon and enforceable against New Guarantor and its respective successors and assigns. It shall inure to the benefit of and may be enforced by Agent and the Lenders and their respective successors and assigns.

         5. Notices. All notices and other communications hereunder to New
Guarantor shall be in writing and shall be mailed, sent, or delivered in care of
Borrower in accordance with Section 11 of the Credit Agreement.

         6. Loan Document. This Joinder Agreement is a Loan Document.

         7. Loan Document References. (a) Each reference in the Credit
Agreement, the Guaranty, and the other Loan Documents to a "Guarantor" or words of like import referring to a Guarantor (or any subset thereof) shall include and refer to New Guarantor; and (b) each reference in the Guaranty, or any other
Loan Document to this "Agreement", "hereunder", "herein", "hereof",
"thereunder", "therein", "thereof", or words of like import referring to the
Guaranty, or such other Loan Document shall mean and refer to such agreement as amended by this Joinder Agreement.

         8. Further Assurances. New Guarantor shall execute and deliver to Agent all financing statements, continuation financing statements, security agreements, chattel mortgages, pledges, mortgages, deeds of trust, assignments, supplements in respect of any of the foregoing, endorsements of certificates of title, applications for title, affidavits, reports, notices, schedules of accounts, letters of authority, and all other documents that Agent may reasonably request, in form satisfactory to Agent, to perfect and to continue to perfect Agent's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under this Joinder Agreement and the Loan Documents.

         9. Counterparts. This Joinder Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Joinder Agreement by signing any such counterpart. Delivery of an executed counterpart of this
Joinder Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Joinder Agreement. Any party delivering an executed counterpart of this Joinder Agreement by telefacsimile also shall deliver an original executed counterpart of this Joinder Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Joinder Agreement.

                            [Signature Pages Follow]

                                      -2-

         IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement, as of the date first above written.

                                        --------------------------------,
                                        a
                                         -------------------------------

                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                    [SIGNATURE PAGE TO JOINDER TO GUARANTY]